UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2010

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on September 3, 2010, TransDigm completed the acquisition of Semco Instruments Inc. (Semco) for approximately $74 million in cash (the “Merger”). Semco manufactures proprietary, highly engineered components for all major turbo-prop, turbo-fan, and turbo-shaft engines manufactured by Pratt Whitney, Honeywell, and General Electric, among others. Semco products are primarily used on helicopters, business jets and selected regional airplanes. The acquisition was previously announced on August 6, 2010.

On September 3, 2010, in connection with the Merger and in accordance with the terms of that certain Indenture, dated as of June 23, 2006, by and among TransDigm, TransDigm Group Incorporated (“TD Group”), The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), and the other parties named therein (as supplemented, the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 2, 2006, the Second Supplemental Indenture, dated as of February 7, 2007, the Third Supplemental Indenture, dated as of June 29, 2007, the Fourth Supplemental Indenture, dated as of August 10, 2007, the Fifth Supplemental Indenture, dated as of May 7, 2008, and the Sixth Supplemental Indenture, dated December 18, 2008, the Seventh Supplemental Indenture, dated as of July 27, 2009, and the Eighth Supplemental Indenture, dated as of December 2, 2009, in each case among TD Group, the subsidiaries of TransDigm named therein and the Trustee, TransDigm, TD Group, Semco, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Ninth Supplemental Indenture to the Indenture (the “Ninth Supplemental Indenture”). Pursuant to the terms of the Ninth Supplemental Indenture, Semco agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

On September 3, 2010, in connection with the Merger and in accordance with the terms of our Indenture, dated as of October 6, 2009, among TransDigm, TD Group, the Trustee, and the other parties named therein (as supplemented, the “2009 Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 2, 2009, TransDigm, TD Group, Semco, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Second Supplemental Indenture to the 2009 Indenture (the “Second Supplemental Indenture”). Pursuant to the terms of the Second Supplemental Indenture, Semco agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the 2009 Indenture.

On September 3, 2010, in connection with the Merger and in accordance with the terms of that certain (i) Credit Agreement, dated as of June 23, 2006, among TransDigm, TD Group and the other parties named therein, as amended by that certain Amendment No. 1, Consent and Agreement, dated as of January 25, 2007 (as so amended, the “Credit Agreement”), and (ii) Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as previously supplemented, the “Guarantee and Collateral Agreement”), Semco and Credit Suisse entered into Supplement No. 9 to the Guarantee and Collateral Agreement (“Supplement No. 9”) and a Joinder Agreement to the Credit Agreement (the “Joinder Agreement”). Pursuant to the terms of Supplement No. 9, Semco agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time. In addition, under the terms of Supplement No. 9, Semco pledged substantially all of its assets to secure its guaranteed obligations under the Credit Agreement. Pursuant to the terms of the Joinder Agreement, Semco has agreed that it will deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the Credit Agreement.

The above summaries of the Ninth Supplemental Indenture, the Second Supplemental Indenture, Supplement No. 9 and the Joinder Agreement are qualified in their entirety by reference to the Ninth Supplemental Indenture, the Second Supplemental Indenture, Supplement No. 9 and the Joinder Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

3.1	Certificate of Incorporation of Semco Instruments, Inc.

3.2	Amended and Restated Bylaws of Semco Instruments, Inc.

10.1	Ninth Supplemental Indenture, dated as of September 3, 2010, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	Second Supplemental Indenture, dated as of September 3, 2010, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.3	Supplement No. 9, dated as of September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.4	Joinder Agreement, dated as of September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief
Financial Officer and Secretary

Date: September 7, 2010

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Incorporation of Semco Instruments, Inc.

3.2	Amended and Restated Bylaws of Semco Instruments, Inc.

10.1	Ninth Supplemental Indenture, dated as of September 3, 2010, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	Second Supplemental Indenture, dated as of September 3, 2010, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.3	Supplement No. 9, dated as of September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.4	Joinder Agreement, dated as of September 3, 2010, between Semco Instruments, Inc. and Credit Suisse, as agent.